Exhibit 4.3.1

Amendment No. 1 to the Addendum No. 4 to the contract No. P 81055

Moscow	August 25, 2008

CJSC “Tetra Pak”, Moscow, hereinafter referred to as the “Seller”, represented by the Commercial Operations Director Winfried Muehling, acting on the basis of Power of attorney 14-11/104 dated 01/01/2009, on the one part, and

OAO “Wimm-Bill-Dann Beverages”, Ramenskoe, Russia, hereinafter referred to as the “Buyer”, represented by Purchasing Director Skorobogatov A.V., acting on the basis of Power of Attorney #108m dd 01.09.2008, on the other part, have concluded the present Amendment #1 to the additional agreement #4 dd 25.08.08 to PM contract No. P81055 dd 01.03.2008 on the following:

1. Parties hereby that Article 1.2 of Addendum #4 to the Contract #P81055 should be read as following:

The Parties hereby agree to use order placement procedure described herein as applied to the following packaging material SKUs (hereinafter reffered to as “SKUs”):

Tetra Brik Aseptic 100 ml Slim for the following designs:

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

Tetra Brik Aseptic 1500 ml Slim for the following designs:

J7 [*]

J7 [*]

J7 [*]

J7 [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

LS, [*]

2. In the Article 2.11 of Addendum #4 to the Contract #P81005 Parties hereby agree on minimum and maximum stock levels for each SKU:

“[*]” means that certain confidential material has been filed separately with the Securities and Exchange Commission

		Min. q-ty	Max. q-ty
Code	Flavours	th. packs	th. packs
Tetra Brik Aseptic, 1000 ml Slim
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
Tetra Brik Aseptic, 1500 ml Slim
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

3. The present Agreement comes into effect on 16.03.2009.

4. The Amendment is made in English and Russian languages in two copies, one for each party. In case of differences between English and Russian texts the Russian text shall always prevail over the English text.

FOR AND ON BEHALF OF THE SELLER

Date:	/s/ W. Muehling

FOR AND ON BEHALF OF THE BUYER

Date:	/s/ A.V. Skorobogatov

“[*]” means that certain confidential material has been filed separately with the Securities and Exchange Commission